Exhibit 99.1

Fulton Financial Corporation Ferris Baker Watts October 2005

Forward-Looking Statement The following presentation may contain forward-looking statements about Fulton Financial Corporation's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Forward-looking statements are encouraged by the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Federal Reserve Board, the Corporation's success in merger and acquisition integration, and customers' acceptance of the Corporation's products and services.

Presentation Outline Corporate profile Strategic initiatives Capital Acquisition strategy Loan summary Relationship banking strategy Financial performance

Fulton Financial Profile Regional financial holding company (formed in 1982) 14 community banks and 3 financial services affiliates in 5 states 232 community banking offices Asset size: $12.3 billion Market capitalization: $2.5 billion

Proven business model Consistent performance 8.8% compounded annual growth rate in earnings per share 23 consecutive years of record earnings 31 consecutive years of dividend increases 10.3% compounded annual growth rate in dividends per share What have we accomplished?

Where are we located?

Possible Future Expansion

Mission Statement We will increase shareholder value and enrich the communities we serve by creating financial success together with our customers and career success together with our employees. We will conduct all of our business with honesty and integrity.

17 South Financial Group, Inc. (The) 18 First Midwest Bancorp, Inc. 19 Susquehanna Bancshares, Inc. 20 United Bankshares, Inc. 21 Sky Financial Group Inc. 22 Mercantile Bankshares Corporation 23 Citizens Banking Corporation 24 Valley National Bancorp 25 Wilmington Trust Corporation 26 BancorpSouth, Inc. 27 UMB Financial Corporation 28 Trustmark Corporation 29 FirstMerit Corporation 30 Greater Bay Bancorp 31 Old National Bancorp Peer Group Five-Year Total Return (12/31/04) 1 First Republic Bank 2 Hibernia Corporation 3 Bank of Hawaii Corporation 4 International Bancshares Corporation 5 TCF Financial Corporation 6 BOK Financial Corporation 7 Colonial BancGroup, Inc. 8 Amegy Bancorp, Inc. 9 City National Corporation 10 Fulton Financial Corporation 11 First Citizens BancShares, Inc. 12 Whitney Holding Corporation 13 Cullen/Frost Bankers, Inc. 14 Associated Banc-Corp 15 Commerce Bancshares, Inc. 16 Hudson United Bancorp Peer group average: 117% Fulton Financial: 130%

Stock Performance (1982 - 2004) WITHOUT dividend reinvestment: 15% compounded annual rate of return WITH dividend reinvestment: 19% compounded annual rate of return

Corporate Strategic Initiatives Expanding the franchise through our disciplined acquisition strategy Diversifying revenue stream by increasing the contribution of non-interest income Deploying capital Maintaining high asset quality Achieving consistent earnings growth Sound risk management

Recent Acquisitions First Washington State Bank - Windsor, NJ Acquired on 12/31/04 Assets of $598 million Somerset Valley Bank Acquired on 7/1/05 Assets of $540 million Headquartered in Somerville, NJ 12 branches in Somerset, Hunterdon and Middlesex counties

Strong performance Asset quality High growth areas Dynamic market demographics Talented and dedicated staff Compatible corporate culture What do we look for?

Acquisitions In New Markets What changes? Loan review Investments Asset/liability management Compliance Common operating platform Audit Accounting What stays the same? Bank name Board of Directors Management team Employees

In-Market Consolidation 24 acquisitions since 1982 14 affiliate banks today Potential consolidation as market coverage increases Lehigh Valley - four prior acquisitions now comprise our second largest affiliate

Continued local autonomy and decision-making Increased lending capacity Additional capital Proven merger/conversion expertise Reduced expenses Increased income diversification due to introduction of new products and services Benefits To New Affiliates

Investment management Brokerage services Insurance (whole life, term life, long-term care through advisors) Cash management On-line banking Debit/credit cards Residential mortgages Specialized lending (leasing and indirect) International services Correspondent banking Product Availability

Other Income As a Percent of Total Income (9/30/05)

Capital (9/30/05 - Estimates) Total Capital (GAAP): $1.3 billion Total Regulatory Capital (est): $1.1 billion Ratios (est): Total Risk-Based Capital 12.00% Tier 1 Risk-Based Capital 9.90% Leverage Capital 7.60%

Stock Buyback Completed accelerated repurchase in May 2005 of 4.3 million share board-authorized program

Loan Diversification (9/30/05) Commercial Commercial Mortgage Residential Mortgage Construction Home Equity Consumer and other East 2376.6 2734.4 593.2 843.7 1183.6 594.2 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

27 relationships with commitments to lend of $20 million or more Maximum individual commitment of $30 million Average commercial loan size is $575,000 Loans and corresponding relationships are within Fulton's geographical market area Summary of Larger Loans

Commercial Loan Concentration By Industry (as of 9/30/05)

Short-term rating P-1 Long-term rating Issuer A-2 Lead Bank Deposits A-1 Outlook Stable Credit Ratings Moody's Investor Services Short-term rating F-1 Long-term rating A Outlook Stable Fitch Ratings Standard & Poors Credit rating BBB+ Outlook Stable Dominion Bond Rating Service Credit rating A Outlook Stable

Our Relationship Strategy Long-term successful employees Long-term successful customers Long-term successful shareholders

Employee Retention 2000 2001 2002 2003 2004 Exempt 88 88.8 91.1 92.4 87.6 Non-exempt 75 77.3 78.8 78.4 73.5 Overall 78.7 79.7 81.2 82.6 78.2

Employee Stock Ownership 80% of our employees collectively own approximately 4 million shares of Fulton Financial Corporation stock Stock options help us to retain key high-performing employees

Employee Opinion Survey Quality and Improvement Commitment Immediate Supervisor Job Satisfaction Service Climate Company Image Training and Development Organizational Leadership Work Process Communication Pay and Benefits Teamwork and Collaboration (Survey administered by BAI Survey Services)

Employee Opinion Survey Conducted every three years Over 3,000 employees surveyed (85%) Completed in June 2005 FFC responses exceed BAI national averages in 10 of the 12 categories

Customer Satisfaction *Retail: 90% extremely/very satisfied Commercial: 90% extremely/very satisfied Fulton Financial Advisors: 80+% very satisfied/satisfied Fulton Mortgage Company: 99% of expectations met/exceeded 98% would recommend FMC to others *Compared to national average of 62% Source: 2005 American Banker/Gallup Consumer Survey

Quarter ended September 30, 2005 $42.1 million Net income (17.0% increase over restated 2004) (7.7% over originally reported 2004) $ 0.27 Net income per share (17.4% increase over restated 2004) (3.8% over originally reported 2004) $ 0.145 Cash dividends per share (9.8% increase over 2004) 1.37% Return on assets 13.08% Return on equity 20.62% Return on tangible equity

Income Statement Summary (9/30/05)

Average Loan Growth (9/30/05)

Internal Loan Growth (9/30/05)

Funding Sources (9/30/05) Deposits and Customer Repurchase Agreements Borrowings GAAP Capital Other Liabilities East 75 13 11 1 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Average Deposit Growth (9/30/05)

Internal Deposit Growth (9/30/05)

Net Interest Margin (quarterly) 3/02 6/02 9/02 12/02 3/03 6/03 9/03 12/03 3/04 6/04 9/04 12/04 3/05 6/05 9/05 FFC 4.44 4.48 4.33 4.17 4.06 3.91 3.62 3.73 3.79 3.73 3.88 3.92 3.95 3.92 3.92

Net Interest Margin (9/30/05) 94 95 96 97 98 99 00 01 02 03 04 6/05 9/05 FFC 4.73 4.68 4.73 4.72 4.58 4.56 4.31 4.27 4.35 3.82 3.83 3.94 3.93 Peer 4.62 4.55 4.52 4.58 4.33 4.28 4.08 4.09 4.29 3.91 3.82 3.78 Top 50 4.54 4.46 4.36 4.36 4.11 4.02 3.86 4.03 4.23 3.8 3.68 3.67

Asset/Liability Management 9/30/05 Rate Change NII Change (Annual) % Change +300 bp + $ 22.9 million + 5.6% +200 bp + $ 15.5 million + 3.8% +100 bp + $ 8.2 million + 2.0% - 100 bp - $ 12.4 million - 3.0% - 200 bp - $ 24.4 million - 6.0% Interest rate "shocks"

Yield Curve - Rate Shocks

Loan Mix (9/30/05) Fixed Floating Adjustable FFC 32 41 27 West 30.6 38.6 34.6 North 45.9 46.9 45

Investment Portfolio (9/30/05)

Bank Stock Gains (9/30/05 percent contribution to EPS) 94 95 96 97 98 99 00 01 02 03 04 YTD05 East 3.8 4.6 3.9 5.8 7.7 4.9 5.4 6 3.6 6.6 6.2 2.5

Net Charge-Offs To Loans (9/30/05) 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 6/05 9/05 FFC 0.15 0.17 0.16 0.18 0.08 0.11 0.06 0.17 0.14 0.19 0.19 0.2 0.22 0.17 0.06 0.02 0.02 Peer 0.49 0.51 0.57 0.24 0.16 0.18 0.2 0.22 0.23 0.24 0.27 0.34 0.32 0.26 0.2 0.18 Top 50 0.66 0.75 0.7 0.43 0.22 0.24 0.32 0.33 0.29 0.28 0.25 0.41 0.45 0.37 0.23 0.16

Nonperforming Assets To Assets (9/30/05) 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 6/05 9/05 FFC 0.62 0.55 0.65 0.65 0.73 0.62 0.57 0.58 0.54 0.46 0.42 0.44 0.47 0.33 0.3 0.27 0.39 Peer 1.14 1.39 1.07 0.95 0.64 0.56 0.53 0.47 0.44 0.42 0.45 0.53 0.54 0.46 0.39 0.33 Top 50 1.59 1.65 1.25 0.92 0.65 0.55 0.54 0.48 0.47 0.46 0.54 0.62 0.62 0.54 0.37 0.34

Other Income Detail (9/30/05)

Internal Results (9/30/05)

Efficiency Ratio (9/30/05) 93 94 95 96 97 98 99 00 01 02 03 04 6/05 9/05 FFC 61.7 60.9 60.1 56.2 54 54.1 51.5 51.1 53.1 52.2 53.5 55.1 55.4 55.1 Peer 61.7 61.6 60.5 58.6 57.1 55.3 55.7 54.9 55.7 57.1 57.7 58.8 57.3 Top 50 60.7 61.2 59.8 58.1 57.9 57 56.2 56 55.2 54.7 57.9 58.6 57.3

Other Expense Detail (9/30/05)

Internal Results (9/30/05)

Looking Ahead Continued focus on: Strong asset quality Continued strong loan growth Growth in net interest margin Growth in non-interest income Core deposit growth Expansion of franchise geographically Consistent EPS growth

Columbia Bancorp John M. Bond, Jr. Chairman and CEO

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on Columbia Bancorp's current intent, belief and expectations. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Actual results may differ materially from these forward-looking statements because of interest rate fluctuations, a deterioration of economic conditions in the Baltimore/Washington metropolitan area, a downturn in the real estate market, losses from impaired loans, an increase in non-performing assets, potential exposure to environmental laws, changes in federal and state bank laws and regulations, the highly competitive nature of the banking industry, a loss of key personnel, changes in accounting standards and other risks described in the Company's filings with the Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of today's date. Columbia Bancorp undertakes no obligation to update or revise the information contained in this announcement whether as a result of new information, future events or circumstances or otherwise. Past results of operations may not be indicative of future results. Forward-Looking Statement

Company Overview $1.3 billion community bank holding company for The Columbia Bank, headquartered in Columbia, MD Consistently one of the fastest growing and most profitable de novo institutions since its founding in 1987 Focused entirely on building a premier community banking franchise in the Baltimore / Washington corridor 4th largest independent commercial banking company in Central Maryland (based on deposits and loans)

Financial Performance (9/30/05) Assets: $1.31 billion Net income: $11.84 million / up 23.1% Earnings per share (diluted): Up 26.2% Return on equity: 17.32% Return on average assets: 1.27%

Asset Quality Non-performing assets and past-due loans ..04% of total assets Ratio of non-performing assets to past due loans ..07% (9/30/04) to .06% (9/30/05)

Footprint MARYLAND Home Market Areas Target Market Areas Branch office Headquarters office Washington D.C Full Service Retirement Branches Branches Baltimore County/City 3 3 Howard County 8 2 Montgomery County 3 -- Prince George's County 5 -- Total 19 5 Avg. customer funding $54,047 $10,809 per branch (in thousands) Baltimore Howard Montgomery Prince George's Harford Carroll Frederick Anne Arundel Baltimore City

Demographics Vibrant and diverse Baltimore / Washington corridor economy providing excellent growth opportunities Affluent, well-educated retail customer base Concentration of small and mid-sized businesses Large, stable government employment base Attractive location for "new economy" firms Median household income in Howard and Montgomery Counties = 1st and 2nd in Maryland and 4th and 5th nationally

Franchise Value: Core Market Share Howard County Deposits Market Share as of June 30, 2005: (dollars in millions)

Talented and dedicated staff Compatible corporate culture People and relationships first Fulton and Columbia

Fulton Financial Corporation One Penn Square Lancaster, PA 17602 www.fult.com